                               AIM GROWTH SERIES
                              AIM BASIC VALUE FUND
                           AIM SMALL CAP GROWTH FUND

                              AIM INVESTMENT FUNDS
                       AIM GLOBAL FINANCIAL SERVICES FUND
                         AIM GLOBAL INFRASTRUCTURE FUND

            11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173

                   NOTICE OF SPECIAL MEETINGS OF SHAREHOLDERS
                         TO BE HELD ON AUGUST 17, 2001

TO THE SHAREHOLDERS:

     Each of AIM Growth Series and AIM Investment Funds (each, a Trust, and together, the Trusts) is holding a special shareholder meeting on August 17, 2001 at 3:00 p.m., Central Time. The place of the meetings is the Trusts' offices at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173.

     AIM Growth Series, a Delaware business trust, consists of five series portfolios. This notice and the accompanying proxy statement relate to two of these series, AIM Basic Value Fund and AIM Small Cap Growth Fund. AIM Investment Funds, a Delaware business trust, consists of nine series portfolios. This notice and the accompanying proxy statement relate to two of these series, AIM Global Financial Services Fund and AIM Global Infrastructure Fund (collectively with AIM Basic Value Fund and AIM Small Cap Growth Fund, the Funds). The purposes of the meetings are as follows:

(1) To elect twelve trustees of each Trust, each of whom will serve until his or her successor is elected and qualified;

(2) To ratify the selection of PricewaterhouseCoopers LLP as independent accountants for each Fund for the fiscal year ending in 2001; and

(3) To transact such other business as may properly come before the meeting.

     You may vote at the meeting if you are the record owner of shares of one or more of the Funds as of the close of business on May 30, 2001. If you attend the meeting, you may vote your shares in person. If you expect to attend the meeting in person, please notify us by calling 1-800-952-3502. If you do not expect to attend the meeting, please fill in, date, sign and return the proxy card (or cards) in the enclosed envelope which requires no postage if mailed in the United States. You may also vote by telephone or via the Internet at the Trusts' website at http://www.aimfunds.com.

     It is important that you return your signed proxy card promptly so that a quorum may be assured. If we do not hear from you after a reasonable amount of time, you may receive a telephone call from our proxy solicitor, Georgeson Shareholder Communications, Inc., reminding you to vote your shares.

     Thank you for your cooperation and continued support.

                                                         By order of the Boards,

                                                            /s/ CAROL F. RELIHAN
                                                                Carol F. Relihan
                                                                       Secretary

June 21, 2001

                                PROXY STATEMENT
                              DATED JUNE 21, 2001

                               AIM GROWTH SERIES
                              AIM BASIC VALUE FUND
                           AIM SMALL CAP GROWTH FUND

                              AIM INVESTMENT FUNDS
                       AIM GLOBAL FINANCIAL SERVICES FUND
                         AIM GLOBAL INFRASTRUCTURE FUND
                           TOLL FREE: (800) 454-0327

               11 Greenway Plaza, Suite 100, Houston, Texas 77046
--------------------------------------------------------------------------------
                        SPECIAL MEETINGS OF SHAREHOLDERS
                         TO BE HELD ON AUGUST 17, 2001
--------------------------------------------------------------------------------

WHO IS ASKING FOR MY VOTE?

     The Boards of Trustees (the Boards) of AIM Investment Funds and AIM Growth Series (each a Trust, and together, the Trusts) are sending you this proxy statement and the enclosed proxy card(s) on behalf of the series of the Trusts listed above. AIM Growth Series, a Delaware business trust, consists of five series portfolios. This proxy statement relates to two of these series, AIM Basic Value Fund and AIM Small Cap Growth Fund. AIM Investment Funds, a Delaware business trust, consists of nine series portfolios. This proxy statement relates to two of these series, AIM Global Financial Services Fund and AIM Global Infrastructure Fund (collectively with AIM Basic Value Fund and AIM Small Cap Growth Fund, the Funds). The Boards are soliciting your proxy to vote at the special meetings of shareholders of the Trusts (the meetings).

WHEN AND WHERE WILL THE MEETINGS BE HELD?

     The meetings will be held at the Trusts' offices at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173, at 3:00 p.m., Central Time, on August 17, 2001. If you expect to attend the meetings in person, please notify us by calling 1-800-952-3502.

WHAT PROPOSALS APPLY TO MY FUND?

     The following table summarizes each proposal to be presented at the meeting and the Funds whose shareholders the Boards are soliciting with respect to each proposal:

PROPOSAL                                                 AFFECTED FUNDS
--------                                                 --------------
1. Election of members to each Trust's Board of
  Trustees.............................................  All Funds
2. Ratify the Boards' selection of independent
  accountants..........................................  All Funds
3. Consideration of other matters properly coming
   before the meeting..................................  All Funds

   WHO IS ELIGIBLE TO VOTE?

     The Boards are sending this proxy statement, the attached notice of meetings and the enclosed proxy card(s) on or about June 21, 2001, to all shareholders entitled to vote. Shareholders who owned shares of beneficial interest in any class of the Fund at the close of business on May 30, 2001 (the record date), are entitled to vote. Shareholders of other portfolio series of the Trusts are also entitled to vote at the Trusts' respective meetings. The vote on Proposal 1 will be by all shareholders of each Trust; all other votes will be by shareholders of the applicable Fund. Each share of beneficial interest in a Fund that you own entitles you to one vote on each proposal set forth in the table above that applies to that Fund (a fractional share has a fractional vote).

WHAT ARE THE DIFFERENT WAYS I CAN VOTE?

  Voting by Proxy

     Whether you plan to attend the meeting or not, the Boards urge you to complete, sign and date the enclosed proxy card(s) and to return it promptly in the envelope provided. Returning the proxy card(s) will not affect your right to attend the meetings and vote.

     The Boards have named Robert H. Graham and Gary T. Crum as proxies. If you properly fill in your proxy card(s) and send it to the applicable Trust in time to vote, your proxies will vote your shares as you have directed. If you sign the proxy card(s) but do not make specific choices, your proxies will vote your shares with respect to Proposals 1 and 2 as recommended by the Board of your Trust.

     If any other matter is properly presented, your proxies will vote in accordance with their best judgment. At the time this proxy statement was printed, the Boards knew of no matters that needed to be acted on at the meetings other than those discussed in this proxy statement.

     If you appoint a proxy, you may revoke it at any time before it is exercised. You can do this by sending in another proxy with a later date or by notifying the applicable Trust's secretary in writing before the meeting that you have revoked your proxy.

  Voting in Person

     If you do attend the meetings and wish to vote in person, you will be given a ballot when you arrive. However, if your shares are held in the name of your broker, bank or other nominee, you must bring a letter from the nominee indicating that you are the beneficial owner of the shares on the record date and authorizing you to vote.

  Voting by Telephone

     You may vote by telephone by following instructions that appear on the enclosed proxy materials.

  Voting on the Internet

     You may also vote your shares on the Internet at the Funds' website at http://www.aimfunds.com by following instructions that appear on the enclosed proxy materials.

HOW DO THE BOARDS RECOMMEND THAT I VOTE?

     The Board of each Trust recommends that shareholders vote FOR each of the proposals described in this proxy statement.

WHAT IS THE QUORUM REQUIREMENT?

     A quorum of shareholders is necessary to hold a valid meeting. The presence in person or by proxy of shareholders entitled to cast one-third of all votes entitled to be cast at the meeting shall constitute a quorum at all meetings of the shareholders, except with respect to any matter which by law or governing instruments of the Trust requires the separate approval of a particular Fund in which case the holders of one-third of the shares of such Fund entitled to vote on the matter shall constitute a quorum.

     Under rules applicable to broker-dealers, if your broker holds your shares in its name, the broker will be entitled to vote your shares on Proposals 1 and 2 (election of trustees and ratification of selection of accountants) even if it has not received instructions from you. Broker non-votes and abstentions with respect to any proposal will count as present for establishing a quorum. Each of the Trusts does not expect to receive any broker non-votes.

     The number of outstanding shares, on the record date, for each class of each series of each Trust is in Exhibit A.

WHAT IS THE VOTE NECESSARY TO APPROVE EACH PROPOSAL?

     The affirmative vote of a plurality of votes cast by shareholders of a Trust is necessary to elect the trustees, meaning that the nominees receiving the most votes will be elected (Proposal 1). In an uncontested election for trustees, the plurality requirement is not a factor.

     The affirmative vote of a majority of votes cast by shareholders of a Fund is necessary to ratify the selection of PricewaterhouseCoopers LLP as the Fund's independent accountants (Proposal 2). For Proposal 2, abstentions will not count as votes cast and will have no effect on the outcome of the vote.

CAN THE MEETINGS BE ADJOURNED?

     The proxies may propose to adjourn the meetings to permit further solicitation of proxies or for other purposes. Any such adjournment will require the affirmative vote of a majority of the votes cast. Shares in favor of a proposal will be voted in favor of any adjournment on that proposal, and shares against a proposal will be voted against any adjournment on that proposal.

HOW CAN I OBTAIN MORE INFORMATION ABOUT THE FUNDS?

     UPON YOUR REQUEST, EACH FUND WILL FURNISH YOU A FREE COPY OF ITS MOST RECENT ANNUAL REPORT AND THE MOST RECENT SEMIANNUAL REPORT SUCCEEDING THE ANNUAL REPORT, IF ANY. YOU SHOULD DIRECT YOUR REQUEST TO A I M FUND SERVICES, INC. AT P.O. BOX 4739, HOUSTON, TX 77210-4739 OR CALL 1-800-347-4246.

                        PROPOSAL 1: ELECTION OF TRUSTEES

WHICH FUNDS' SHAREHOLDERS WILL VOTE ON THE ELECTION OF TRUSTEES?

     As noted above, trustees will be elected by a plurality of the shares of each Trust. Proposal 1 will be voted on by the shareholders of all series that constitute each of the Trusts. Each Trust has additional shareholders of other series, along with those receiving this proxy statement, who constitute the shareholders of each Trust.

WHO ARE THE NOMINEES FOR TRUSTEE?

     For election of trustees at the meeting, each Board has approved the nomination of: Robert H. Graham, Frank S. Bayley, Ruth H. Quigley, Bruce L. Crockett, Owen Daly II, Albert R. Dowden, Edward K. Dunn, Jr., Jack M. Fields, Carl Frischling, Prema Mathai-Davis, Lewis F. Pennock and Louis S. Sklar, each to serve as trustee until his or her successor is elected and qualified.

     The proxies will vote for the election of these nominees unless you withhold authority to vote for any or all of them in the proxy. Each of the nominees has indicated that he or she is willing to serve as trustee. If any or all of the nominees should become unavailable for election due to events not now known or anticipated, the persons named as proxies will vote for such other nominee or nominees as the current trustees who are not interested persons of the Trusts, as defined in the Investment Company Act of 1940, as amended (the 1940 Act) (the independent trustees), may recommend.

     Messrs. Graham and Bayley and Miss Quigley are currently trustees of four investment companies -- each of the Trusts, AIM Floating Rate Fund and AIM Series Trust (collectively, with their series portfolios, the AIM Group I Funds). Messrs. Graham and Bayley and Miss Quigley also serve as trustees of Global Investment Portfolio. Messrs. Crockett, Daly, Dowden, Dunn, Fields, Frischling, Pennock and Sklar and Dr. Mathai-Davis are not currently trustees of the AIM Group I Funds, but each serves as a director/trustee of the following twelve open-end management investment companies advised or managed by A I M Advisors, Inc. (AIM): AIM Advisor Funds, AIM Equity Funds, AIM Funds Group, AIM International Funds, Inc., AIM Investment Securities Funds, AIM Special Opportunities Funds, AIM Summit Fund, AIM Tax-Exempt Funds, AIM Variable Insurance Funds, Short-Term Investments Co., Short-Term Investments Trust and Tax-Free Investments Co. (these investment companies and their series portfolios, if any, are referred to collectively as the AIM Group II Funds; the AIM Group I Funds and the AIM Group II Funds together constitute the AIM Funds). Mr. Graham serves as Chairman, President and director/trustee of the AIM Group I Funds and the AIM Group II Funds.

Shortly after the shareholder meeting, Mr. Bayley and Miss Quigley are expected to be appointed directors/trustees of the AIM Group II Funds. No trustee or nominee is a party adverse to the Trusts or any of their affiliates in any material pending legal proceedings, nor does any trustee or nominee have an interest materially adverse to the Trusts.

     The following table sets forth information concerning the nominees:

NAME, ADDRESS AND AGE         TRUSTEE SINCE   PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
---------------------         -------------   -------------------------------------------
*Robert H. Graham (54)       AIM Investment   Director, President and Chief Executive
11 Greenway Plaza            Funds: 8/31/98   Officer, A I M Management Group Inc.;
Suite 100                                     Director and President, A I M Advisors,
Houston, TX 77046-1173       AIM Growth       Inc.; Director and Senior Vice President,
                             Series: 8/31/98  A I M Capital Management, Inc., A I M
                                              Distributors, Inc., A I M Fund Services,
                                              Inc. and Fund Management Company; and
                                              Director and Vice Chairman, AMVESCAP PLC
                                              (parent of AIM and a global investment
                                              management firm). Director/Trustee of the
                                              AIM Group I Funds and the AIM Group II
                                              Funds.

**Frank S. Bayley (62)       AIM Investment   Partner, law firm of Baker & McKenzie;
Two Embarcadero Center       Funds: 5/30/87   Director and Chairman, C.D. Stimson Company
Suite 2400                                    (a private investment company); Trustee,
San Francisco, CA 94111      AIM Growth       The Badgley Funds. Trustee of the AIM Group
                             Series: 7/30/85  I Funds.

**Ruth H. Quigley (66)       AIM Investment   Private investor; formerly, President,
1055 California Street       Funds: 5/30/87   Quigley, Friedlander & Co., Inc. (a
San Francisco, CA 94108                       financial advisory services firm). Trustee
                             AIM Growth       of the AIM Group I Funds.
                             Series: 1/18/77

Bruce L. Crockett (57)       N/A              Chairman, Crockett Technologies Associates
906 Frome Lane                                (consulting firm), DataPipe.com, NetSat28,
McLean, VA 22102                              Teletronics; Director, ACE Limited
                                              (insurance company), Databid.com, IBNET,
                                              Multi-Cast Technologies (internet video
                                              streaming), Para-Protect Services Inc.
                                              (information systems security), University
                                              of Rochester. Formerly, Director, President
                                              and Chief Executive Officer, COMSAT
                                              Corporation. Director/Trustee of the AIM
                                              Group II Funds.

NAME, ADDRESS AND AGE         TRUSTEE SINCE   PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
---------------------         -------------   -------------------------------------------

***Owen Daly II (76)         N/A              Formerly, Director, Cortland Trust, Inc.
Six Blythewood Road                           (investment company), CF & I Steel Corp.,
Baltimore, MD 21210                           Monumental Life Insurance Company and
                                              Monumental General Insurance Company; and
                                              Chairman of the Board of Equitable
                                              Bancorporation. Director/Trustee of the AIM
                                              Group II Funds.

Albert R. Dowden (59)        N/A              Chairman of the Board of Directors,
1815 Central Park Drive                       Cortland Trust, Inc. (investment company)
P.O. Box 774000-PMB #222                      and DHJ Media, Inc.; and Director, Magellan
Steamboat Springs, CO 80477                   Insurance Company. Formerly, Director,
                                              President and Chief Executive Officer,
                                              Volvo Group North America, Inc.; Senior
                                              Vice President, AB Volvo; and Director, The
                                              Hertz Corporation, Genmar Corporation (boat
                                              manufacturer), National Media Corporation
                                              and Annuity and Life Re (Holdings), Ltd.,
                                              Member of Advisory Board of Rotary Power
                                              International. Director/ Trustee of the AIM
                                              Group II Funds.

****Edward K. Dunn, Jr.      N/A              Formerly, Chairman of the Board of
(66)                                          Directors, Mercantile Mortgage Corporation;
2 Hopkins Plaza,                              Vice Chairman of the Board of Directors,
8th Floor, Suite 805                          and President and Chief Operating Officer,
Baltimore, MD 21201                           Mercantile-Safe Deposit & Trust Co.; and
                                              President, Mercantile Bankshares Corp.
                                              Director/Trustee of the AIM Group II Funds.

Jack M. Fields (49)          N/A              Chief Executive Officer, Twenty First
434 New Jersey Avenue, S.E.                   Century Group, Inc. (a governmental affairs
Washington, D.C. 20003                        company); and Director, Telscape
                                              International and Administaff (professional
                                              employee provider). Formerly, Member of the
                                              U.S. House of Representatives and Chief
                                              Executive Officer, Texana Global, Inc.
                                              (foreign trading company). Director/Trustee
                                              of the AIM Group II Funds.

*****Carl Frischling (64)    N/A              Partner, Kramer Levin Naftalis & Frankel
919 Third Avenue                              LLP (law firm); Director, Cortland Funds
New York, NY 10022                            and Lazard Funds (investment companies).
                                              Director/Trustee of the AIM Group II Funds.

NAME, ADDRESS AND AGE         TRUSTEE SINCE   PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
---------------------         -------------   -------------------------------------------

Prema Mathai-Davis (50)      N/A              Member, Visiting Committee, Harvard
370 East 76th Street                          University Graduate School of Education,
New York, NY 10021                            New School University. Formerly, Chief
                                              Executive Officer, YWCA of the USA;
                                              Commissioner, New York City Department of
                                              the Aging; and Commissioner, New York City
                                              Metropolitan Transportation Authority.
                                              Director/Trustee of the AIM Group II Funds.

Lewis F. Pennock (58)        N/A              Partner, Pennock & Cooper (law firm).
6363 Woodway, Suite 825                       Director/Trustee of the AIM Group II Funds.
Houston, TX 77057

Louis S. Sklar (61)          N/A              Executive Vice President, Development and
The Williams Tower                            Operations, Hines Interests Limited
50th Floor                                    Partnership (real estate development).
2800 Post Oak Blvd.                           Director/Trustee of the AIM Group II Funds.
Houston, TX 77056

    * Mr. Graham is an interested person of AIM and the Trusts, as defined in the 1940 Act, primarily because of his positions with AIM and its affiliated companies, as set forth above, and through his ownership of stock of AMVESCAP PLC, which, through A I M Management Group Inc., owns all of the outstanding stock of AIM.

   ** Dates of service based on predecessor funds.

  *** The Boards have extended Mr. Daly's retirement date to December 31, 2001.

 **** The AIM Funds intend to seek a no-action letter or exemptive relief from the SEC to support the view that Mr. Dunn is not an interested person of the AIM Funds solely as a result of his position as a director of an insurance holding company that indirectly owns several broker-dealers who may offer shares of the AIM Funds.

***** The law firm of which Mr. Frischling is a partner is counsel to the independent directors/trustees of the AIM Group II Funds. It is expected that the same firm will become counsel to the independent trustees of the AIM Group I Funds. The AIM Funds intend to seek a no-action letter or exemptive relief from the SEC to support the view that Mr. Frischling is not an interested person of the AIM Funds solely as a result of his position as a partner of the law firm that acts as counsel to the independent directors/trustees of the AIM Group II Funds, which firm's fees are paid by the AIM Group II Funds.

WHAT ARE THE RESPONSIBILITIES OF THE BOARDS?

     The Boards are responsible for the general oversight of the Trusts' respective businesses. The Boards periodically review the Funds' investment performance as well as the quality of other services provided to the Funds and their shareholders by each of the Funds' service providers, including AIM and its affiliates. At least annually, the Boards review the fees paid by the Funds for these services and the overall level of the Funds' operating expenses.

WHY ARE TRUSTEES BEING ELECTED AT THE PRESENT TIME?

     Four trustees currently serve on the Board of each Trust. Mr. C. Derek Anderson, the fourth trustee of the AIM Group I Funds, has announced his intention to retire in 2001 to pursue other business interests. This would result in only three trustees remaining on the Boards.

     Each Board determined that the work of the Trusts required, and would be benefited by, a board larger than three trustees. Moreover, each Board noted the increasing complexity of their tasks and the increasing value of having trustees with a wide variety of backgrounds and experience to help decide the issues faced by the Board.

     Each Board has determined that it would be beneficial to have a board larger than three members. Expansion of the Boards requires shareholder approval because, under the 1940 Act, the Boards may fill vacancies or appoint new trustees only if, immediately thereafter, at least two-thirds of the trustees will have been elected by shareholders.

     The Boards and their Nominating Committees have met to discuss Board candidates and have recommended that the persons who currently serve as independent directors/trustees of the AIM Group II Funds be nominated for election as trustees of the Trusts. In making such recommendation, the Boards and their Nominating Committees took into consideration the knowledge, diversification of background and experience of the directors/trustees of the AIM Group II Funds. The Boards and their Nominating Committees also considered other benefits of consolidating the boards of the AIM Group I Funds and the AIM Group II Funds, including uniform oversight and standardization of policies. The Boards and their Nominating Committees also noted that administrative efficiencies may result from board consolidation, since having two separate boards results in duplication of expenses and management time in connection with administrative tasks related to board matters. The Boards and their Nominating Committees also concluded that consolidating the boards would result in a per-fund decrease in trustee costs to each of the AIM Group I Funds, since trustees' fees would be allocated across all funds included in The AIM Family of Funds --Registered Trademark--.

     In considering whether to consolidate the boards of the AIM Group I Funds and the AIM Group II Funds, the Boards and their Nominating Committees reviewed the compensation arrangements and retirement benefits currently available to directors/trustees of the AIM Group II Funds. The Boards and their Nominating Committees acknowledged that in order to add nine experienced and qualified trustees from the AIM Group II Funds, the AIM Group I Funds would need to offer trustees the same benefits that the AIM Group II Funds provide to their directors/trustees. Accordingly, the trustees of the AIM Group I Funds, at a meeting in person held on June 12, 2001, approved deferred compensation arrangements and adopted a retirement plan for trustees of the AIM Group I Funds. The arrangements and plan are the same as those currently in effect for the AIM Group II Funds. Prior to adopting the retirement plan, the Boards and their Nominating Committees reviewed the costs associated with that plan. Because each participating AIM Fund accrues its portion of a trustee's retirement benefits on the basis of its net assets relative to total net assets for all participating AIM Funds, it was determined that adoption of the retirement plan would not materially increase the Trust's expenses.

     If elected by shareholders, the term of the new trustees of the AIM Group I Funds would begin as of the close of business on August 17, 2001.

     In connection with the consolidation of the boards, it is expected that Mr. Bayley and Miss Quigley would be appointed to the boards of the AIM Group II Funds, shortly after the shareholder meeting.

     AIM supports the Board's decision to consolidate the boards of AIM Group I Funds and AIM Group II Funds.

HOW LONG CAN TRUSTEES SERVE ON THE BOARDS?

     Trustees generally hold office until their successors are elected and qualified. Pursuant to a policy adopted by the Boards, each duly elected or appointed independent trustee may continue to serve as trustee until December 31 of the year in which the trustee turns 72. A trustee of the Trusts may resign or may be removed for cause by a vote of the holders of a majority of the outstanding shares of that Trust at any time. A majority of the Boards may extend from time to time the retirement date of a trustee. Consistent with the action of the boards of the AIM Group II Funds, the Boards have agreed to extend the retirement date of Mr. Daly to December 31, 2001, if he is elected at the shareholder meeting. In making this decision, the Boards took into account Mr. Daly's experience and active participation as a director and trustee of the AIM Group II Funds.

WHAT ARE SOME OF THE WAYS IN WHICH THE BOARDS REPRESENT MY INTERESTS?

     Each Board seeks to represent shareholder interests by:

     - reviewing each Fund's investment performance with its portfolio managers and senior management of AIM;

     - reviewing and approving annually contractual relationships of the Funds with their service providers, (e.g., AIM and its affiliates), which review and approval includes evaluating the quality of services provided to the Funds and the fees paid by the Funds;

     - monitoring potential conflicts between the Funds and AIM and its affiliates to help ensure that the Funds continue to be managed in the best interests of their shareholders; and

     - monitoring potential conflicts among the Funds and other AIM Funds to help ensure that shareholders continue to realize the benefits of participation in a large and diverse family of funds.

WHAT ARE THE COMMITTEES OF THE BOARDS?

     The standing committees of each Board are the Audit Committee and the Nominating Committee. The members of the Audit Committee and Nominating Committee are Miss Quigley and Messrs. Anderson and Bayley. Each Audit Committee is responsible for:

     - considering independent accountants for each Fund and evaluating such accountants' independence, performance and fees;

     - reviewing audit plans prepared by the Funds' independent accountants; and

     - reviewing financial statements contained in periodic reports to shareholders with the Funds' independent accountants and management.

     Each Nominating Committee is responsible for:

     - considering and nominating individuals to stand for election as independent trustees;

     - reviewing from time to time the compensation payable to the independent trustees; and

     - making recommendations to the Board regarding matters related to governance of the Trust and independent trustee policies, including retirement and/or ownership of Fund shares.

     Each Nominating Committee will consider nominees recommended by a shareholder to serve as trustees, provided (i) that such person is a shareholder of record at the time he or she submits such names and is entitled to vote at the meeting of shareholders at which trustees will be elected, and (ii) that the Nominating Committee or the Board, as applicable, shall make the final determination of persons to be nominated.

HOW OFTEN DO THE BOARDS MEET?

     The Boards typically conduct regular meetings eight times a year. In addition, the Boards or the committees may hold special meetings by telephone or in person to discuss specific matters that may require action prior to the next regular meeting.

     During the fiscal year ended December 31, 2000 for AIM Growth Series, the Board held eight meetings, the Audit Committee held six meetings and the Nominating Committee did not hold any meetings. During the fiscal year ended October 31, 2000 for AIM Investment Funds, the Board held nine meetings, the Audit Committee held seven meetings and the Nominating Committee did not hold any meetings. All of the current trustees and committee members then serving attended at least 75% of the meetings of each Board or applicable committee, if any, held during the most recent fiscal year.

WHAT ARE THE TRUSTEES PAID FOR THEIR SERVICES?

     Each trustee is reimbursed for expenses incurred in connection with each meeting of the Boards or any committees attended. Each trustee who is not also an officer of the Trusts is compensated for his or her services according to a fee schedule which recognizes the fact that such trustee also serves as a trustee or director of some or all of the AIM Funds. Each such trustee receives a fee, allocated among the AIM Funds for which he or she serves as a director/trustee, which consists of an annual retainer component and a meeting fee component.

     Set forth below is information regarding compensation paid or accrued for each director/trustee:

                        AGGREGATE COMPENSATION
                          FROM THE TRUSTS(1)
                      ---------------------------   RETIREMENT BENEFITS   TOTAL COMPENSATION
                      AIM INVESTMENT   AIM GROWTH     ACCRUED BY ALL           FROM ALL
DIRECTOR/TRUSTEE          FUNDS          SERIES        AIM FUNDS(2)          AIM FUNDS(3)
----------------      --------------   ----------   -------------------   ------------------
Robert H. Graham.....    $     0        $     0               N/A              $      0
Frank S. Bayley......    $65,351        $32,491               N/A              $105,000
Ruth H. Quigley......    $65,351        $32,491               N/A              $105,000
Bruce L. Crockett....    $     0        $     0          $ 60,951              $111,500
Owen Daly II.........    $     0        $     0          $ 97,195              $111,500
Albert R. Dowden.....    $     0        $     0          $      0              $ 13,435
Edward K. Dunn,Jr. ..    $     0        $     0          $ 22,138              $111,500
Jack M. Fields.......    $     0        $     0          $ 23,019              $108,500
Carl Frischling(4)...    $     0        $     0          $107,507              $111,500
Prema Mathai-Davis...    $     0        $     0          $ 22,606              $111,500
Lewis F. Pennock.....    $     0        $     0          $ 67,995              $111,500
Louis S. Sklar.......    $     0        $     0          $ 87,538              $111,000

(1) Data reflects aggregate compensation received from the AIM Growth Series for the fiscal year ended December 31, 2000 and from the AIM Investment Funds for the fiscal year ended October 31, 2000. The Trusts do not have a deferred compensation plan.

(2) Data reflects retirement benefits accrued by the directors/trustees of the AIM Group II Funds for the calendar year ended December 31, 2000. The trustees of the AIM Group I Funds currently accrue no retirement benefits. Upon the consolidation of the Boards of the AIM Group I Funds and the AIM Group II Funds, the trustees of the AIM Group I Funds will begin accruing retirement benefits.

(3) Mr. Graham, Mr. Bayley and Miss Quigley serve as trustees for the four AIM Group I Funds; Mr. Graham and the remaining nominees serve as directors/trustees of the twelve AIM Group II Funds. Data reflects total compensation earned during the calendar year ended December 31, 2000.

(4) During the calendar year ended December 31, 2000, the AIM Group II Funds paid $545,540 in legal fees for services rendered by Kramer Levin Naftalis & Frankel LLP to the independent directors/trustees of the AIM Group II Funds. Mr. Frischling is a partner in the firm.

  Retirement Plan for Trustees

     The boards of the AIM Group I Funds have adopted, effective September 1, 2001, the retirement plan currently in effect for the AIM Group II Funds. Under the retirement plan, each director/trustee of an AIM Fund who attains the age of 72 in a year will retire by the end of such year, and each director/trustee who has at least five years of credited service as a director/trustee (including service to predecessor fund) will be entitled to receive an annual retirement benefit. These retirement benefits are payable quarterly for a period of up to ten years. The retirement benefit will equal a maximum of 75% of the director's/trustee's annual retainer paid or accrued by any participating AIM Fund to such director/ trustee during the twelve-month period prior to retirement, including the amount of any retainer deferred under a separate deferred compensation agreement between the AIM Funds and the director/trustee, and based on the number of such director's/trustee's years of service (not to exceed ten years). A death benefit is also available under the retirement plan that provides a surviving spouse with a quarterly installment of 50% of a deceased director's/trustee's retirement benefits for the same length of time that the director/trustee would have received based on his or her service. A director/trustee must have attained the age of 65 (55 in the event of death or disability) to receive any retirement benefit.

     Table 1 below shows estimated credited years of service under the retirement plan for each participating director/trustee as of December 31, 2000.

TABLE 1

                                                      ESTIMATED CREDITED
DIRECTOR/TRUSTEE                                       YEARS OF SERVICE
----------------                                      ------------------
Frank S. Bayley.....................................          15
Bruce L. Crockett...................................          14
Owen Daly II........................................          14
Albert R. Dowden....................................           0
Edward K. Dunn, Jr. ................................           3
Jack M. Fields......................................           4
Carl Frischling.....................................          23
Prema Mathai-Davis..................................           2
Lewis F. Pennock....................................          19
Ruth H. Quigley.....................................          24
Louis S. Sklar......................................          11

     Table 2 below shows the aggregate estimated annual benefits payable by all AIM Funds upon retirement for specified years of service.

TABLE 2

NUMBER OF YEARS OF SERVICE                       ESTIMATED ANNUAL BENEFITS
WITH THE AIM FUNDS                                    UPON RETIREMENT
--------------------------                       -------------------------
10.............................................           $75,000
 9.............................................           $67,500
 8.............................................           $60,000
 7.............................................           $52,500
 6.............................................           $45,000
 5.............................................           $37,500

  Deferred Compensation Agreements

     The boards of the AIM Group I Funds have approved, effective September 1, 2001, deferred compensation arrangements identical to the deferred compensation arrangements currently in effect for the AIM Group II Funds.

     If re-elected to the Boards, Miss Quigley and Mr. Bayley have the option to elect to execute a deferred compensation agreement. Messrs. Daly, Dunn, Fields, Frischling and Sklar and Dr. Mathai-Davis (the deferring trustees) have each executed a deferred compensation agreement as directors/trustees of the AIM Group II Funds. The deferring trustees, pursuant to the agreements, have the option to elect to defer receipt of up to 100% of their compensation payable by the Trusts, assuming their election to the Boards, and such amounts are placed into a deferral account. Currently, the deferring trustees may select various AIM Funds in which all or part of their deferral accounts shall be deemed to be invested. Distributions from the deferring trustees' accounts will be paid in cash, in generally equal quarterly installments over a period of up to ten (10) years (depending on the agreement) beginning on the date selected under the compensation agreements. Each Board, in its sole discretion, may accelerate or extend the distribution of such deferral accounts after the deferring trustee's retirement benefits commence under the retirement plan. Each Board may, in its sole discretion, accelerate or extend the distribution of such deferral accounts after the deferring trustee's termination of service as a trustee of the Trust. If a deferring trustee dies prior to the distribution of amounts in his or her deferral account, the balance of the deferral account will be distributed to his or her designated beneficiary. The agreements are not funded, and, with respect to the payments of amounts held in the deferral accounts, the deferring trustees have the status of unsecured creditors of the Trust and of each AIM Fund from which they are deferring compensation.

WHAT ARE OFFICERS PAID FOR THEIR SERVICES?

     The Trusts do not pay their officers for the services they provide to the Trusts. Instead, the officers, who are also officers or employees of AIM or its affiliates, are compensated by A I M Management Group Inc. or its affiliates.

WHAT IS EACH BOARD'S RECOMMENDATION ON PROPOSAL 1?

          EACH BOARD, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY
                   RECOMMENDS THAT YOU VOTE "FOR" PROPOSAL 1.

      PROPOSAL 2: RATIFICATION OF SELECTION OF PRICEWATERHOUSECOOPERS LLP
                           AS INDEPENDENT ACCOUNTANTS

WHICH FUNDS' SHAREHOLDERS WILL VOTE ON THIS PROPOSAL?

     Proposal 2 applies to shareholders of all Funds.

WHAT AM I BEING ASKED TO APPROVE?

     Each Board has selected PricewaterhouseCoopers LLP (PwC) as independent accountants for each Fund for the fiscal year ending in 2001. You are being asked to ratify the selection of PwC as independent accountants.

WHY HAS EACH BOARD SELECTED PWC AS THE INDEPENDENT ACCOUNTANTS?

     PwC was selected primarily on the basis of its expertise as auditors of investment companies, its independence from AIM and its affiliates, the quality of its audit services, and the competitiveness of the fees charged for these services. PwC also serves as independent accountants of some of the other AIM Funds.

     PwC, in accordance with Independence Standards Board Standard No. 1, has confirmed to the Boards that they are independent accountants with respect to the Trusts and each of their portfolios.

     The independent accountants examine annual financial statements for the Trusts' portfolios and provide other non-audit and tax-related services to the Trusts. The independent accounts also provide certain non-audit services to AIM and its affiliates. In determining that PwC was independent, each Board has considered whether the non-audit services provided by PwC to each Trust and AIM and its affiliates who provide services to the Trusts are compatible with maintaining the independence of PwC in its audit of the series of each Trust.

WHAT DID EACH TRUST PAY ITS INDEPENDENT ACCOUNTANTS DURING THE LAST FISCAL YEAR?

  Fund Related Fees

     AUDIT FEES. For the fiscal year ended October 31, 2000, AIM Investment Funds paid approximately $391,562 in fees for professional services rendered by PwC for the audit of annual financial statements for the nine series portfolios of AIM Investment Funds. For the fiscal year ended December 31, 2000, AIM Growth Series paid approximately $185,510 in fees for professional services rendered by PwC for the audit of annual financial statements for the five series portfolios of AIM Growth Series.

     ALL OTHER FEES. For the fiscal year ended October 31, 2000, PwC was also paid by AIM Investment Funds approximately $26,500 for tax-related services rendered to the nine series portfolios of AIM Investment Funds. For the fiscal year ended December 31, 2000, PwC was also paid by AIM Growth Series approximately $12,500 for tax-related services rendered to the five series portfolios of AIM Growth Series.

  Non-Fund Related Fees

     FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES. There were no fees billed for financial information systems design and implementation services rendered by PwC to AIM and its affiliates that provide services to AIM Investment Funds during the fiscal year ended October 31, 2000 and to AIM Growth Series for the fiscal year ended December 31, 2000.

     ALL OTHER FEES. The aggregate fees billed for all other non-audit services rendered by PwC to AIM and its affiliates who provide services to AIM Investment Funds and AIM Growth Series for their respective fiscal years ended in 2000 was approximately $792,000.

WILL A REPRESENTATIVE FROM PWC BE AVAILABLE FOR QUESTIONS?

     The Boards expect that a representative of PwC will be present at the meeting. The representative will have an opportunity to make a statement should he or she desire to do so and will be available to respond to shareholders' questions.

WHAT IS EACH BOARD'S RECOMMENDATION ON PROPOSAL 2?

                EACH BOARD, INCLUDING THE INDEPENDENT TRUSTEES,
             UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" PROPOSAL 2.

                              GENERAL INFORMATION

WHO ARE THE EXECUTIVE OFFICERS OF THE TRUSTS?

     Information about the executive officers of the Trusts is in Exhibit B.

WHAT IS THE SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN HOLDERS?

     Information about the ownership of each class of shares of each series of each Trust by the trustees and the executive officers of the Trusts is in Exhibit C. To the knowledge of the Trusts' management, as of the record date, there were no beneficial owners of 5% or more of the outstanding shares of any class of any series of either Trust or any Trust in the aggregate, except as indicated in Exhibit C.

WHO ARE THE INVESTMENT ADVISER, ADMINISTRATOR AND PRINCIPAL UNDERWRITER OF THE FUNDS?

     AIM serves as the investment adviser and administrator for the Funds.

     A I M Distributors, Inc. serves as the principal underwriter for each of the Funds. The principal address for AIM and A I M Distributors, Inc. is 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173.

HAVE THE TRUSTS HIRED A PROXY SOLICITOR?

     The Trusts have engaged the services of Georgeson Shareholder Communications Inc. (GSC) to assist in soliciting proxies for the meeting. The Trusts estimate that the aggregate cost of GSC's service will be $225,400. The Trusts will bear the cost of soliciting proxies. The Trusts expect to solicit proxies principally by mail, but either the Trusts or GSC may also solicit proxies by telephone, facsimile, the Internet or personal interview. The Trusts may also reimburse firms and others for their expense in forwarding solicitation materials to the beneficial owners of shares of the Funds.

HOW CAN I SUBMIT A PROPOSAL?

     As a general matter, the Funds do not hold regular meetings of shareholders. If you wish to submit a proposal for consideration at a meeting of shareholders of a Fund, you should send such proposal to the applicable Trust at the address set forth on the first page of this proxy statement. To be considered for presentation at a meeting of shareholders, the Trust must receive proposals a reasonable time before proxy materials are prepared relating to that meeting. Your proposal also must comply with applicable law.

                                 OTHER MATTERS

     The Boards do not know of any matters to be presented at the meetings other than those set forth in this proxy statement. If any other business should come before the meetings, the persons named in the accompanying proxy will vote thereon in accordance with their best judgment.

                                                         By Order of the Boards,

                                                            /s/ CAROL F. RELIHAN

                                                                       Secretary

June 21, 2001

                                                                       EXHIBIT A

                          SHARES OF AIM GROWTH SERIES
                          OUTSTANDING ON MAY 30, 2001

                                                              NUMBER OF SHARES
                                                               OUTSTANDING ON
NAME OF FUND (CLASS)                                            MAY 30, 2001
--------------------                                          ----------------
AIM Basic Value Fund
  Class A                                                       37,171,778.96
  Class B                                                       28,054,730.23
  Class C                                                       12,906,244.00
AIM Euroland Growth Fund
  Class A                                                       22,308,593.06
  Class B                                                        4,695,602.14
  Class C                                                          305,480.90
AIM Japan Growth Fund
  Class A                                                        7,207,946.56
  Class B                                                        4,144,009.24
  Class C                                                          573,928.69
AIM Mid Cap Equity Fund
  Class A                                                       13,225,210.24
  Class B                                                       11,402,776.04
  Class C                                                        1,570,014.58
AIM Small Cap Growth Fund
  Class A                                                       19,138,529.65
  Class B                                                        7,641,191.58
  Class C                                                        1,375,099.21

                         SHARES OF AIM INVESTMENT FUNDS
                          OUTSTANDING ON MAY 30, 2001

                                                              NUMBER OF SHARES
                                                               OUTSTANDING ON
NAME OF FUND (CLASS)                                            MAY 30, 2001
--------------------                                          ----------------
AIM Developing Markets Fund
  Class A                                                       13,814,543.99
  Class B                                                        7,019,961.64
  Class C                                                          197,322.91
AIM Global Consumer Products and Services Fund
  Class A                                                        3,213,209.73
  Class B                                                        4,297,813.09
  Class C                                                          167,328.83
AIM Global Financial Services Fund
  Class A                                                        5,876,412.66
  Class B                                                        5,618,715.69
  Class C                                                        1,577,332.60
AIM Global Health Care Fund
  Class A                                                       17,556,565.59
  Class B                                                        6,669,162.81
  Class C                                                          862,616.68
AIM Global Infrastructure Fund
  Class A                                                        1,491,019.47
  Class B                                                        1,719,372.75
  Class C                                                           57,361.83
AIM Global Resources Fund
  Class A                                                        1,129,725.85
  Class B                                                        1,288,862.45
  Class C                                                           94,879.39
AIM Global Telecommunications and Technology Fund
  Class A                                                       57,511,034.17
  Class B                                                       51,669,202.05
  Class C                                                        4,385,758.73
AIM Latin American Growth Fund
  Class A                                                        2,557,586.39
  Class B                                                        1,799,917.72
  Class C                                                           44,643.35
AIM Strategic Income Fund
  Class A                                                        5,775,988.43
  Class B                                                        7,228,164.66
  Class C                                                          124,692.73

                                                                       EXHIBIT B

                    EXECUTIVE OFFICERS OF AIM GROWTH SERIES
                            AND AIM INVESTMENT FUNDS

     The following table provides information with respect to the executive officers of the Trusts. Each executive officer is elected by each Board and serves until his or her successor is chosen and qualified or until his or her resignation or removal by each Board. The business address of all officers of the Trusts is 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173.

NAME, AGE AND POSITION                                PRINCIPAL OCCUPATION(S)
WITH THE TRUSTS               OFFICER SINCE             DURING PAST 5 YEARS
----------------------        -------------           -----------------------
Robert H. Graham (54)        August 31, 1998  See director table under Proposal 1.
  Chairman
  President
Gary T. Crum (53)            May 7, 1998      Director and President, A I M Capital
  Vice President                              Management, Inc.; Director and Executive
                                              Vice President, A I M Management Group
                                              Inc.; Director and Senior Vice
                                              President, A I M Advisors, Inc.; and
                                              Director, A I M Distributors, Inc. and
                                              AMVESCAP PLC.
Carol F. Relihan (46)        May 7, 1998      Director, Senior Vice President, General
  Vice President                              Counsel and Secretary, A I M Advisors,
  Secretary                                   Inc.; Senior Vice President, General
                                              Counsel and Secretary, A I M Management
                                              Group Inc.; Director, Vice President and
                                              General Counsel, Fund Management
                                              Company; Vice President and General
                                              Counsel, A I M Fund Services, Inc.; and
                                              Vice President, A I M Capital
                                              Management, Inc. and A I M Distributors,
                                              Inc.
Melville B. Cox (57)         May 7, 1998      Vice President and Chief Compliance
  Vice President                              Officer, A I M Advisors, Inc., A I M
                                              Capital Management, Inc., A I M
                                              Distributors, Inc., A I M Fund Services,
                                              Inc. and Fund Management Company.
Dana R. Sutton (42)          May 7, 1998      Vice President and Fund Controller,
  Vice President                              A I M Advisors, Inc.; and Assistant Vice
  Treasurer                                   President and Assistant Treasurer, Fund
                                              Management Company.

                                                                       EXHIBIT C

                        SECURITY OWNERSHIP OF MANAGEMENT
                           AND CERTAIN RECORD OWNERS

SECURITY OWNERSHIP OF MANAGEMENT

     To the best of knowledge of each Trust, the ownership of shares of each of the Funds by executive officers and trustees of each Trust as a group constituted less than 1% of the outstanding shares of each class of each of the Funds as of May 30, 2001.

* Less than 1% of the outstanding shares of the class.

SECURITY OWNERSHIP OF CERTAIN RECORD OWNERS

     To the best knowledge of the Trusts, the names and addresses of the holders of 5% or more of the outstanding shares of each class of each fund as of May 30, 2001, and the amount of the outstanding shares owned of record or beneficially by such holders, are set forth below.

                                                                             PERCENT OF                    PERCENT OF
                                                                               CLASS         SHARES          CLASS
                                NAME AND ADDRESS             SHARES OWNED     OWNED OF        OWNED          OWNED
FUND (CLASS)                     OF RECORD OWNER               OF RECORD       RECORD     BENEFICIALLY    BENEFICIALLY
------------                    ----------------             -------------   ----------   -------------   ------------
AIM Basic Value Fund
Class A                Merrill Lynch Pierce Fenner Smith     3,206,022.20        8.62%          -0-*          -0-*
                       FBO the Sole Benefit of Customers
                       Attn: Fund Administration
                       4800 Deer Lake Dr. East, 2nd Floor
                       Jacksonville, FL 32246

Class B                Merrill Lynch Pierce Fenner Smith     3,720,390.95       13.26%          -0-*          -0-*
                       FBO the Sole Benefit of Customers
                       Attn: Fund Administration
                       4800 Deer Lake Dr. East, 2nd Floor
                       Jacksonville, FL 32246

Class C                Merrill Lynch Pierce Fenner Smith     2,857,322.66       22.14%          -0-*          -0-*
                       FBO the Sole Benefit of Customers
                       Attn: Fund Administration
                       4800 Deer Lake Dr. East, 2nd Floor
                       Jacksonville, FL 32246

AIM Small Cap Growth
 Fund
Class A                Merrill Lynch Pierce Fenner Smith     1,777,004.13        9.29%          -0-*          -0-*
                       FBO the Sole Benefit of Customers
                       Attn: Fund Administration
                       4800 Deer Lake Dr. East, 2nd Floor
                       Jacksonville, FL 32246

                                                                             PERCENT OF                    PERCENT OF
                                                                               CLASS         SHARES          CLASS
                                NAME AND ADDRESS             SHARES OWNED     OWNED OF        OWNED          OWNED
FUND (CLASS)                     OF RECORD OWNER               OF RECORD       RECORD     BENEFICIALLY    BENEFICIALLY
------------                    ----------------             -------------   ----------   -------------   ------------
                       Charles Schwab Co. Inc.               1,015,795.59        5.31%          -0-*          -0-*
                       Reinvestment Account
                       101 Montgomery St.
                       San Francisco, CA 94104

Class B                Merrill Lynch Pierce Fenner Smith     1,012,972.32       13.26%          -0-*          -0-*
                       FBO the Sole Benefit of Customers
                       Attn: Fund Administration
                       4800 Deer Lake Dr. East, 2nd Floor
                       Jacksonville, FL 32246

Class C                Merrill Lynch Pierce Fenner Smith       311,485.12       22.65%          -0-*          -0-*
                       FBO the Sole Benefit of Customers
                       Attn: Fund Administration
                       4800 Deer Lake Dr. East, 2nd Floor
                       Jacksonville, FL 32246

AIM Global Financial
 Services Fund
Class A                Merrill Lynch Pierce Fenner Smith       898,345.69       15.29%          -0-*          -0-*
                       FBO the Sole Benefit of Customers
                       Attn: Fund Administration
                       4800 Deer Lake Dr. East, 2nd Floor
                       Jacksonville, FL 32246

Class B                Merrill Lynch Pierce Fenner Smith       716,682.41       12.76%          -0-*          -0-*
                       FBO the Sole Benefit of Customers
                       Attn: Fund Administration
                       4800 Deer Lake Dr. East, 2nd Floor
                       Jacksonville, FL 32246

Class C                Merrill Lynch Pierce Fenner Smith       286,740.22       18.18%          -0-*          -0-*
                       FBO the Sole Benefit of Customers
                       Attn: Fund Administration
                       4800 Deer Lake Dr. East, 2nd Floor
                       Jacksonville, FL 32246

AIM Global
 Infrastructure Fund
Class B                Merrill Lynch Pierce Fenner Smith       105,161.51        6.12%          -0-*          -0-*
                       FBO the Sole Benefit of Customers
                       Attn: Fund Administration
                       4800 Deer Lake Dr. East, 2nd Floor
                       Jacksonville, FL 32246

Class C                Merrill Lynch Pierce Fenner Smith        22,589.19       39.38%          -0-*          -0-*
                       FBO the Sole Benefit of Customers
                       Attn: Fund Administration
                       4800 Deer Lake Dr. East, 2nd Floor
                       Jacksonville, FL 32246

                                                                             PERCENT OF                    PERCENT OF
                                                                               CLASS         SHARES          CLASS
                                NAME AND ADDRESS             SHARES OWNED     OWNED OF        OWNED          OWNED
FUND (CLASS)                     OF RECORD OWNER               OF RECORD       RECORD     BENEFICIALLY    BENEFICIALLY
------------                    ----------------             -------------   ----------   -------------   ------------
                       ITC Cust Rollover IRA FBO                 -0-           -0-          5,482.22          9.56%
                       David L. Neitzel
                       10012-63 Ave.
                       Pleasant Prairie, WI 53158

 * The Trust has no knowledge as to whether all or any portion of the shares owned of record are also owned beneficially.

GROUP G

                    EVERY SHAREHOLDER'S VOTE IS IMPORTANT!
PROXY CARD     PLEASE SIGN, DATE AND RETURN YOUR PROXY TODAY!       PROXY CARD

     PROXY FOR SPECIAL MEETING OF SHAREHOLDERS TO BE HELD AUGUST 17, 2001

                   PROXY SOLICITED BY THE BOARD OF TRUSTEES

***  CONTROL NUMBER:  999  999  999  999    ***


AIM BASIC VALUE FUND
A PORTFOLIO OF AIM GROWTH SERIES

The undersigned hereby appoints Robert H. Graham and Gary T. Crum, and each of them separately, proxies with the power of substitution to each, and hereby authorizes them to represent and to vote, as designated below, at the Special Meeting of Shareholders on August 17, 2001, at 3:00 p.m., Central Time, and at any adjournment thereof, all of the shares of the fund which the undersigned would be entitled to vote if personally present. IF THIS PROXY IS SIGNED AND RETURNED WITH NO CHOICES INDICATED, THE SHARES WILL BE VOTED "FOR" EACH TRUSTEE AND "FOR" THE APPROVAL OF EACH OTHER PROPOSAL.

                                         Proxy must be signed and dated below.

                                        Dated ______________________
                                        ______________________________________
                                       |                                      |
                                       |                                      |
                                       |______________________________________|
                                           Signature(s) (if held jointly)

                                       NOTE: PLEASE SIGN EXACTLY AS YOUR NAME
                                       APPEARS ON THIS PROXY CARD. All joint
                                       owners should sign. When signing as
                                       executor, administrator, attorney,
                                       trustee or guardian or as custodian
                                       for a minor, please give full title
                                       as such. If a corporation, please
                                       sign in full corporate name and
                                       indicate the signer's office. If a
                                       partner, sign in the partnership name.

                                                                   563,663,363

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES. THE TRUSTEES RECOMMEND VOTING "FOR" EACH TRUSTEE AND "FOR" THE APPROVAL OF THE PROPOSAL.

Please fill in box(es) as shown using black or blue ink or number 2 pencil.   |X|                  FOR    WITHHOLD    FOR ALL
PLEASE DO NOT USE FINE POINT PENS.                                                                 ALL    AUTHORITY   EXCEPT
                                                                                                           FOR ALL
                                                                                                           NOMINEES

1. To elect twelve individuals to the Board of Trustees of AIM Growth Series,                       O         O           O  1.
   each of whom will serve until his or her successor is elected and qualified:

   01  Robert H. Graham  04  Bruce L. Crockett   07  Edward K. Dunn, Jr. 10  Prema Mathai-Davis
   02  Frank S. Bayley   05  Owen Daly II        08  Jack M. Fields      11  Lewis F. Pennock
   03  Ruth H. Quigley   06  Albert R. Dowden    09  Carl Frischling     12  Louis S. Sklar

   To withhold your vote for any individual nominee, mark the "FOR ALL EXCEPT" box and write the nominee's number on the line provided.
   ____________________________________________________________________________________________
                                                                                                    FOR    AGAINST     ABSTAIN
2. To ratify the selection of PricewaterhouseCoopers LLP as independent accountants                 O         O           O  2.
   for the fiscal year ending in 2001.

3. IN THE DISCRETION OF SUCH PROXIES, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE
   THE MEETING OR ANY ADJOURNMENT THEREOF.
                                                                                                         563,663,363

                     EVERY SHAREHOLDER'S VOTE IS IMPORTANT!
PROXY CARD       PLEASE SIGN, DATE AND RETURN YOUR PROXY TODAY!       PROXY CARD

      PROXY FOR SPECIAL MEETING OF SHAREHOLDERS TO BE HELD AUGUST 17, 2001

                    PROXY SOLICITED BY THE BOARD OF TRUSTEES

***  CONTROL NUMBER:  999  999  999  999    ***


AIM SMALL CAP GROWTH FUND
A PORTFOLIO OF AIM GROWTH SERIES

The undersigned hereby appoints Robert H. Graham and Gary T. Crum, and each of them separately, proxies with the power of substitution to each, and hereby authorizes them to represent and to vote, as designated below, at the Special Meeting of Shareholders on August 17, 2001, at 3:00 p.m., Central Time, and at any adjournment thereof, all of the shares of the fund which the undersigned would be entitled to vote if personally present. IF THIS PROXY IS SIGNED AND RETURNED WITH NO CHOICES INDICATED, THE SHARES WILL BE VOTED "FOR" EACH TRUSTEE AND "FOR" THE APPROVAL OF EACH OTHER PROPOSAL.

                                         Proxy must be signed and dated below.

                                        Dated _______________________
                                        ______________________________________
                                       |                                      |
                                       |                                      |
                                       |______________________________________|
                                           Signature(s) (if held jointly)

                                       NOTE: PLEASE SIGN EXACTLY AS YOUR NAME
                                       APPEARS ON THIS PROXY CARD. All joint
                                       owners should sign. When signing as
                                       executor, administrator, attorney,
                                       trustee or guardian or as custodian
                                       for a minor, please give full title
                                       as such. If a corporation, please
                                       sign in full corporate name and
                                       indicate the signer's office. If a
                                       partner, sign in the partnership name.


                                                                  564,664,364

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES. THE TRUSTEES RECOMMEND VOTING "FOR" EACH TRUSTEE AND "FOR" THE APPROVAL OF THE PROPOSAL.

Please fill in box(es) as shown using black or blue ink or number 2 pencil.   |X|                  FOR     WITHHOLD     FOR ALL
PLEASE DO NOT USE FINE POINT PENS.                                                                 ALL     AUTHORITY    EXCEPT
                                                                                                           FOR ALL
                                                                                                           NOMINEES

1. To elect twelve individuals to the Board of Trustees of AIM Growth Series,                       O         O           O  1.
   each of whom will serve until his or her successor is elected and qualified:

   01  Robert H. Graham  04  Bruce L. Crockett   07  Edward K. Dunn, Jr. 10  Prema Mathai-Davis
   02  Frank S. Bayley   05  Owen Daly II        08  Jack M. Fields      11  Lewis F. Pennock
   03  Ruth H. Quigley   06  Albert R. Dowden    09  Carl Frischling     12  Louis S. Sklar

   To withhold your vote for any individual nominee, mark the "FOR ALL EXCEPT" box and write the nominee's number on the line provided.

   ____________________________________________________________________________________________
                                                                                                    FOR     AGAINST      ABSTAIN
2. To ratify the selection of PricewaterhouseCoopers LLP as independent accountants for the          O         O            O  2.
   fiscal year ending in 2001.

3. IN THE DISCRETION OF SUCH PROXIES, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE
   THE MEETING OR ANY ADJOURNMENT THEREOF.




                                                                                                         564,664,364

                    EVERY SHAREHOLDER'S VOTE IS IMPORTANT!
PROXY CARD     PLEASE SIGN, DATE AND RETURN YOUR PROXY TODAY!       PROXY CARD

     PROXY FOR SPECIAL MEETING OF SHAREHOLDERS TO BE HELD AUGUST 17, 2001

                   PROXY SOLICITED BY THE BOARD OF TRUSTEES

***  CONTROL NUMBER:  999  999  999  999    ***


AIM GLOBAL INFRASTRUCTURE FUND
A PORTFOLIO OF AIM INVESTMENT FUNDS

The undersigned hereby appoints Robert H. Graham and Gary T. Crum, and each of them separately, proxies with the power of substitution to each, and hereby authorizes them to represent and to vote, as designated below, at the Special Meeting of Shareholders on August 17, 2001, at 3:00 p.m., Central Time, and at any adjournment thereof, all of the shares of the fund which the undersigned would be entitled to vote if personally present. IF THIS PROXY IS SIGNED AND RETURNED WITH NO CHOICES INDICATED, THE SHARES WILL BE VOTED "FOR" EACH TRUSTEE AND "FOR" THE APPROVAL OF EACH OTHER PROPOSAL.

                                         Proxy must be signed and dated below.

                                        Dated ___________________
                                        ______________________________________
                                       |                                      |
                                       |                                      |
                                       |______________________________________|
                                           Signature(s) (if held jointly)

                                       NOTE: PLEASE SIGN EXACTLY AS YOUR NAME
                                       APPEARS ON THIS PROXY CARD. All joint
                                       owners should sign. When signing as
                                       executor, administrator, attorney,
                                       trustee or guardian or as custodian
                                       for a minor, please give full title
                                       as such. If a corporation, please
                                       sign in full corporate name and
                                       indicate the signer's office. If a
                                       partner, sign in the partnership name.

                                                                   559,659,359

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES. THE TRUSTEES RECOMMEND VOTING "FOR" EACH TRUSTEE AND "FOR" THE APPROVAL OF THE PROPOSAL.

Please fill in box(es) as shown using black or blue ink or number 2 pencil.   |X|                  FOR    WITHHOLD    FOR ALL
PLEASE DO NOT USE FINE POINT PENS.                                                                 ALL    AUTHORITY   EXCEPT
                                                                                                           FOR ALL
                                                                                                           NOMINEES

1. To elect twelve individuals to the Board of Trustees of AIM Investment Funds,                    O         O           O  1.
   each of whom will serve until his or her successor is elected and qualified:

   01  Robert H. Graham  04  Bruce L. Crockett   07  Edward K. Dunn, Jr. 10  Prema Mathai-Davis
   02  Frank S. Bayley   05  Owen Daly II        08  Jack M. Fields      11  Lewis F. Pennock
   03  Ruth H. Quigley   06  Albert R. Dowden    09  Carl Frischling     12  Louis S. Sklar

   To withhold your vote for any individual nominee, mark the "FOR ALL EXCEPT" box and write the nominee's number on the line provided.

   ____________________________________________________________________________________________
                                                                                                    FOR    AGAINST     ABSTAIN
2. To ratify the selection of PricewaterhouseCoopers LLP as independent accountants
   for the fiscal year ending in 2001.                                                              O         O           O  2.

3. IN THE DISCRETION OF SUCH PROXIES, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE
   THE MEETING OR ANY ADJOURNMENT THEREOF.


                                                                                                         559,659,359

                    EVERY SHAREHOLDER'S VOTE IS IMPORTANT!
PROXY CARD     PLEASE SIGN, DATE AND RETURN YOUR PROXY TODAY!       PROXY CARD

     PROXY FOR SPECIAL MEETING OF SHAREHOLDERS TO BE HELD AUGUST 17, 2001

                   PROXY SOLICITED BY THE BOARD OF TRUSTEES

***  CONTROL NUMBER:  999  999  999  999    ***


AIM GLOBAL FINANCIAL SERVICES FUND
A PORTFOLIO OF AIM INVESTMENT FUNDS

The undersigned hereby appoints Robert H. Graham and Gary T. Crum, and each of them separately, proxies with the power of substitution to each, and hereby authorizes them to represent and to vote, as designated below, at the Special Meeting of Shareholders on August 17, 2001, at 3:00 p.m., Central Time, and at any adjournment thereof, all of the shares of the fund which the undersigned would be entitled to vote if personally present. IF THIS PROXY IS SIGNED AND RETURNED WITH NO CHOICES INDICATED, THE SHARES WILL BE VOTED "FOR" EACH TRUSTEE AND "FOR" THE APPROVAL OF THE PROPOSAL.

                                         Proxy must be signed and dated below.

                                        Dated ___________________ 2001
                                        ______________________________________
                                       |                                      |
                                       |                                      |
                                       |______________________________________|
                                           Signature(s) (if held jointly)

                                       NOTE: PLEASE SIGN EXACTLY AS YOUR NAME
                                       APPEARS ON THIS PROXY CARD. All joint
                                       owners should sign. When signing as
                                       executor, administrator, attorney,
                                       trustee or guardian or as custodian
                                       for a minor, please give full title
                                       as such. If a corporation, please
                                       sign in full corporate name and
                                       indicate the signer's office. If a
                                       partner, sign in the partnership name.

                                                                   557,657,357

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES. THE TRUSTEES RECOMMEND VOTING "FOR" EACH TRUSTEE AND "FOR" THE APPROVAL OF THE
PROPOSAL.

Please fill in box(es) as shown using black or blue ink or number 2 pencil.   |X|                  FOR    WITHHOLD    FOR ALL
PLEASE DO NOT USE FINE POINT PENS.                                                                 ALL    AUTHORITY   EXCEPT
                                                                                                           FOR ALL
                                                                                                           NOMINEES

1. To elect twelve individuals to the Board of Trustees of AIM Investment Funds,                    O         O           0  1.
   each of whom will serve until his or her successor is elected and qualified:

   01  Robert H. Graham  04  Bruce L. Crockett   07  Edward K. Dunn, Jr. 10  Prema Mathai-Davis
   02  Frank S. Bayley   05  Owen Daly II        08  Jack M. Fields      11  Lewis F. Pennock
   03  Ruth H. Quigley   06  Albert R. Dowden    09  Carl Frischling     12  Louis S. Sklar

   To withhold your vote for any individual nominee, mark the "FOR ALL EXCEPT" box and write the nominee's number on the line provided.

   ____________________________________________________________________________________________
                                                                                                    FOR    AGAINST     ABSTAIN
2. To ratify the selection of PricewaterhouseCoopers LLP as independent accountants                 O         O           O  2.
   for the fiscal year ending in 2001.

3. IN THE DISCRETION OF SUCH PROXIES, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE
   THE MEETING OR ANY ADJOURNMENT THEREOF.




                                                                                                         557,657,357